Exhibit 10.1

AMENDMENT NO. 6

TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT dated as of March 19, 2007 (this “Amendment”) is entered into among AVISTA RECEIVABLES CORP. (the “Seller”), AVISTA CORPORATION (the “Servicer”), RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC) (the “Conduit Purchaser”) and BANK OF AMERICA, N.A., as “Committed Purchaser” (in such capacity, the “Committed Purchaser”) and as “Administrator” (in such capacity, the “Administrator”) under the Receivables Purchase Agreement defined below. Capitalized terms used herein but not defined herein shall have the meanings provided in such Receivables Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement dated as of May 29, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator hereby agree as follows:

SECTION 1. Amendment. Subject to the fulfillment of the condition precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

1.1 The definition of “Eligible Receivable” set forth in Appendix A to the Receivables Purchase Agreement is amended to delete the text of clause (q) thereof and substitute “[Reserved].” therefor.

1.2 The definition of “Receivable” set forth in Appendix A to the Receivables Purchase Agreement is amended and restated in its entirety as follows:

“Receivable” means any right to payment from a Person, whether constituting an account, chattel paper, instrument or general intangible, arising under a Contract and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto; provided, however, in no event shall the term Receivable include any indebtedness or obligation described above which is an Excluded Receivable. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of indebtedness and other obligations arising from any other transactions.

1.3 The definition of “Termination Date” set forth in Appendix A to the Receivables Purchase Agreement is amended to delete the reference to “March 20, 2007” in clause (c) thereof and substitute “March 17, 2008” therefor.

1.4 Appendix A to the Receivables Purchase Agreement is amended to insert the following definition of “Excluded Receivable” in alphabetical order therein.

“Excluded Receivable” means any right to payment of indebtedness or any other obligation from a Person that enters into with the Originator in the wholesale market transactions of the following types relating to natural gas or electricity: (i) spot, forward, futures, option, park and loan, swap, exchange, sale, purchase and repurchase transactions; (ii) tolling transactions; (iii) energy conversion agreements; (iv) agreements for rights relating to the transportation, transmission or storage of natural gas, electricity or energy in any form (including capacity, installed capacity or any other ancillary service or product); or (v) transactions similar to any of those specified in the foregoing clauses (i)-(iv) involving other commodities the price of which is substantially related to the price or availability of natural gas or electricity (including financial derivative products relating to the foregoing). For the avoidance of doubt, the term “Excluded Receivable” shall not include any right to payment of indebtedness or any other obligation from a Person for the retail sale or transmission of natural gas or electricity.

1.5 Pursuant to the provisions of Section 8.05 of the Receivables Purchase Agreement, the Administrator or its designee shall file one or more amendments to the financing statements filed pursuant to the Receivables Purchase Agreement in order to reflect the amendment to the definition of the term “Receivable” made pursuant to this Amendment.

SECTION 2. Condition Precedent. The effectiveness of this Amendment is subject to the satisfaction of the condition precedent that the Administrator shall have received (which receipt may be by facsimile transmission) counterparts of this Amendment, executed by the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator.

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 6 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Liquidation Event or an Unmatured Liquidation Event.

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SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

4.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

4.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrator, the Conduit Purchaser or the Committed Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVISTA RECEIVABLES CORP.,
as Seller

By:	/s/ Diane C. Thoren
Name:	Diane C. Thoren
Title:	Vice President

AVISTA CORPORATION,
as Servicer

By:	/s/ Christy M. Burmeister-Smith
Name:	Christy M. Burmeister-Smith
Title:	Vice President and Treasurer

Signature Page to

Amendment No. 6 to Receivables Purchase Agreement

RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC), as Conduit Purchaser

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

Signature Page to

Amendment No. 6 to Receivables Purchase Agreement

BANK OF AMERICA, N.A.,
as Committed Purchaser and as Administrator

By:	/s/ Leif E. Rauer
Name:	Leif E. Rauer
Title:	Vice President

Signature Page to

Amendment No. 6 to Receivables Purchase Agreement